Due from settlement of capital provision assets	12 Months Ended
Dec. 31, 2022
Due from settlement of capital provision assets.
Due from settlement of capital provision assets

7. Due from settlement of capital provision assets

Amounts due from settlement of assets relate to the realization of capital provision assets that have successfully concluded and where there is no longer any litigation risk remaining. The settlement terms and timing of realizations vary by capital provision asset. The majority of settlement balances are received shortly after the period end in which the capital provision assets have concluded, and all settlement balances are generally expected to be received within 12 months after the capital provision assets have concluded.

The table below sets forth the changes in due from settlement of capital provision assets and the breakdown between current and non-current due from settlement of capital provision assets at the beginning and end of the relevant reporting periods.

	For the year ended December 31,
($ in thousands)	2022	2021	2020
At beginning of period	86,311	30,708	48,128
Transfer of realizations from capital provision assets	426,734	455,148	540,294
Interest and other income	2,651	160	199
Proceeds from capital provision assets	(387,786)	(396,415)	(557,913)
Assets received in-kind	-	(3,290)	-
Unrealized loss	(11,330)	-	-
Foreign exchange gains/(losses)	2	-	-
At end of period	116,582	86,311	30,708

Current assets	112,832	82,561	26,958
Non-current assets	3,750	3,750	3,750
Total due from settlement of capital provision assets	116,582	86,311	30,708